IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF MARYLAND
SOUTHERN DIVISION

STEMCELLS, INC., Plaintiffs, v. NEURALSTEM, INC., Defendant.	Civ. No. AW 06 CV 1877 Judge Alexander Williams, Jr.

<u>DEFENDANT'S MOTION TO RE-OPEN THE CASE AND LIFT THE STAY</u>

Defendant Neuralstem, Inc. ("Neuralstem"), by and through its undersigned counsel, hereby moves this Court to re-open the case and lift the stay of proceedings. The basis for this motion is set forth in the accompanying Memorandum of Law. Neuralstem respectfully requests a hearing on the present motion.

BELL, BOYD & LLOYD LLP

/s/

Michael T. Murphy Bar # 11357
Mmurphy@bellboyd.com
Jeffrey J. Howell
D. Md Bar #16229
Jhowell@bellboyd.com
1615 L Street, N.W.
Suite 1200
Washington, DC 20036
(202) 466-6300 (tel)
(202) 463-0678 (fax)

Of Counsel

Alan L. Barry (*pro hac vice*)
abarry@bellboyd.com
Michael J. Abernathy (*pro hac vice*)
mabernathy@bellboyd.com
Sanjay K. Murthy (*pro hac vice*)
smurthy@bellboyd.com
Brian J. Arnold (*pro hac vice*)
barnold@bellboyd.com
BELL, BOYD & LLOYD LLP
70 West Madison
Suite 3100
Chicago, IL 60602
(312) 372-1121
(312) 827-8000

Attorneys for Defendant
Dated: May 6, 2008

CERTIFICATE OF SERVICE

I hereby certify that this document filed through the ECF system will be sent electronically to the registered participants as identified on the Notice of Electronic Filing (NEF) and paper copies will be sent to those indicated as non-registered participants on May 6, 2008.

/s/ Sanjay K. Murthy
Sanjay K. Murthy

IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF MARYLAND
SOUTHERN DIVISION

STEMCELLS, INC., Plaintiffs, v. NEURALSTEM, INC., Defendant.	Civil Action No. AW 06 CV 1877 Judge Alexander Williams, Jr.

MEMORANDUM IN SUPPORT OF DEFENDANT'S MOTION TO RE-OPEN THE CASE AND LIFT THE STAY

Defendant, Neuralstem, Inc. ("Neuralstem"), respectfully submits this Memorandum in Support of Defendant's Motion to Re-open the Case and Lift the Stay.

I. INTRODUCTION

Lifting the current stay will allow the Court to dispose of this entire litigation. This case was stayed on June 25, 2007, pending the reexamination of the asserted patents. That reexamination process is nearly complete. This case should therefore proceed.

In light of substantial, substantive claim amendments made during the reexamination process to each claim of all the asserted patents, this case can and should be disposed of on summary judgment as soon as possible. First, under 35 U.S.C. §§ 252, 307, StemCells' numerous claim amendments preclude it from obtaining damages for any past activities by Neuralstem.

Second, StemCells' claims for future damages and injunctive relief are also barred by statute because of the claim amendments. Under 35 U.S.C. §§ 252, 307, Neuralstem has both absolute and equitable intervening rights to continue to use its technology it developed years ago and to continue to perform research into the treatment of disease that it began long before the United States Patent & Trademark Office ("PTO") deemed StemCells' original claims unpatentable and forced StemCells' to amend its claims. Notably, no discovery is even needed to dispose of StemCells' claims for past or future damages and injunctive relief due to the substantial claim amendments made during reexamination.

Finally, before the Court stayed this case, Neuralstem filed a motion to dismiss based on a "safe harbor" defense. The Court's consideration of that pending motion will also dispose of all of StemCells' remaining claims. Neuralstem's current research activities into the treatment of disease are unquestionably statutorily protected under 35 U.S.C. § 271(e)(1) and are exempt from infringement

liability. Re-opening of this case and lifting the stay will allow the Court to dismiss this litigation once and for all.

II. FACTUAL BACKGROUND

On October 6, 2006, StemCells filed its Second Amended Complaint alleging that Neuralstem infringes U.S. Patent Nos. 6,294,346 ("'346 patent"); 6,497,872 B1 ("'872 patent"); 5,851,832 ("'832 patent"); and 7,101,709 ("'709 patent") (collectively, the "patents-in-suit"). (Dkt. No. 23.)[1] On October 30, 2006, Neuralstem Answered the Second Amended Complaint and asserted, *inter alia*, affirmative defenses that (1) Neuralstem does not infringe any valid or enforceable claim of the patents-in-suit; (2) its activities are protected from infringement under 35 U.S.C. § 271(e)(1); (3) each claim of the patents-in-suit is invalid; (4) StemCells' infringement claims are barred by laches, prosecution laches, prosecution history estoppel, and prosecution history disclaimer; (5) patent misuse; (6) and unclean hands. (See Dkt. No. 32). Additionally, Neuralstem filed counterclaims of non-infringement and invalidity of the patents-in-suit, as well as a counterclaim for a violation of Section 2 of the Sherman Antitrust Act for sham litigation. (*Id.*)

On October 13, 2006, Neuralstem filed a Motion to Dismiss, or in the Alternative, for Summary Judgment pursuant to Fed. R. Civ. P. 12(b)(6) that all of Neuralstem's activities that StemCells alleges infringe its patent rights are exempt from infringement by statute and Supreme Court precedent. (*See* Dkt. Nos. 27, 28.) On October 30, 2006, the Court granted a joint motion to stay substantive patent discovery pending resolution of Neuralstem's motion to dismiss. (Dkt. No. 31.)

On February 16, 2007, in response to requests by Neuralstem, the United States Patent & Trademark Office ordered reexamination of the '346 patent and '709 patent based on a substantial new

1 StemCells' motion for leave to file its second amended complaint was granted by paperless order on October 12, 2006. (*See* Dkt. No. 24.)

question of patentability raised by the prior art. On May 10, 2007, the PTO also ordered reexaminations of the claims of the other two patents involved in this lawsuit, the '872 patent and the '832 patent. Because all four of the patents-in-suit were undergoing concurrent reexamination at the PTO, on June 25, 2007, upon a joint motion by both parties, this Court stayed and administratively closed the instant litigation pending the reexamination proceedings in the PTO. (Dkt. Nos. 69, 70.)

III. ARGUMENT

A. The Reexamination Proceedings Are Nearly Complete.

This Court should re-open this case and lift the stay of these proceedings because the basis upon which it was agreed to and granted no longer exists. The power to decide whether to stay proceedings or lift a stay is incidental to the power inherent in every court to control the disposition of the causes on its docket. *See Landis v. N. Am. Co.*, 299 U.S. 248, 254 (1936). The decision to stay pending the outcome of a reexamination rests entirely within the sound discretion of the district court. *Ethicon, Inc. v. Quigg*, 849 F.2d 1422, 1426-27 (Fed. Cir. 1988). This Court granted a stay of the litigation on June 25, 2007, upon a joint motion by both parties, pending the reexamination proceedings in the PTO of the patents-in-suit. (Dkt. Nos. 69, 70.) That process is almost done. As discussed in Section III.B., because StemCells has already substantially amended every claim of all the patents-in-suit, StemCells' claims will be ripe for disposal via summary judgment.

After this litigation was stayed, the PTO agreed with Neuralstem that the original claims in all four patents-in-suit were unpatentable. The inventors twice made substantial amendments to all claims of the '872 patent in response to rejections by the PTO of the claimed inventions. (*See* Exhibit A at 2-6.) The claims in the reexamined '872 patent contain several substantive limitations not present in the original. (*See* supra Section III.B.) Based on these substantial amendments to the claims, on April 1,

2008, the PTO issued a notice of intent to issue a reexamination certificate for the '872 patent. (*See* Exhibit B.) Therefore, the reexamination for the '872 patent is complete.

Likewise, during the reexamination proceedings for the '832 patent, the inventors made up to three substantial amendments to all claims in response to rejections by the PTO of the claimed inventions. (*See* Exhibit C at 2-13.) The claims in the reexamined '832 patent also contain several substantive limitations not present in the original. (*See* supra Section III.B.) Based on these substantial amendments to the claims, on April 9, 2008, the PTO issued a notice of intent to issue a reexamination certificate for the '832 patent. (*See* Exhibit D.) Thus, the reexamination for the '832 patent is also complete.

Additionally, at the same time the inventors amended the claims of the '872 and '832 patents, they made similar claim amendments to the claims of the '346 and '709 patents. (*See* Exhibit E at 2-3; Exhibit F at 2-3). While the PTO has not yet issued notices of intent to issue reexamination certificates for the '346 and '709 patents, the claim amendments to the '346 and '709 patents were similar to the amendments to the '872 and '832 patents and were made to allegedly distinguish over the same prior art. (*Compare* Exhibit E at 2-7 and Exhibit F at 2-7 *with* Exhibit A at 2-11.) Thus, the PTO is likely to also issue notices of an intent to issue reexamination certificates for the '346 and '709 patents.

Because the reexamination process is almost complete for the patents-in-suit, the stay in this case should be lifted. Lifting the stay will allow Neuralstem to file motions for summary judgment that will dispose of all of StemCells' claims for damages or injunctive relief.

B. Lifting The Stay Will Allow The Court to Dispose Of The Entire Litigation

i. StemCells Cannot Claim Any Past Damages

This Court will be able to dispose of all of StemCells' claims for damages for all of Neuralstem's past activities. According to 35 U.S.C. § 252, "[t]he surrender of the original patent shall take effect upon the issue of the reissued patent." This provision applies to reexamined patents. *See* 35 U.S.C. § 307. Thus, a patent holder of a reexamined patent is *not* entitled to damages for the period before a reexamined patent issues if the original and reexamined claims are not "identical." *See* 35 U.S.C. §§ 252, 307(b) (2006); *Laitram Corp. v. NEC Corp.*, 163 F.3d 1342, 1346 (Fed. Cir. 1998); *Bloom Eng'g Co. v. North Am. Mfg. Co.*, 129 F.3d 1247, 1249-50 (Fed. Cir. 1997); *Tennant Co. v. Hako Minuteman, Inc.*, 878 F.2d 1413, 1417 (Fed. Cir. 1989). Reexamined claims are "identical" to their original counterparts if they are "without substantive change." *Laitram*, 163 F.3d at 1346; *Seattle Box Co. v. Industrial Crating & Packaging*, 731 F.2d 818, 827-28 (Fed. Cir. 1984). In *Laitram*, the Federal Circuit held that because during reexamination the patentee narrowed its claims for a printer by adding the claim language "type quality" before the claim term "alphanumeric characters" it was not entitled to any damages for the period before the reexamined claims issued. 163 F.3d at 1348.

StemCells has amended all the asserted claims in all the patents-in-suit to a much greater degree than that in *Laitram*, rendering StemCells' claims for past damages null and void. For example, reexamined independent claim 1 of the '872 patent now claims "[a] method of transplanting multipotent neural stem cell progeny to a <u>human</u> host." (*See* Exhibit A at 2 (amendments underlined.)) Unlike the original claim, the cells can only be derived from human, as opposed to mammalian, tissue. The reexamined claim further requires that the culture medium be "serum-free" and the proliferation of the stem cells "produce <u>undifferentiated human</u> neural stem cell progeny." (*Id.*)

Reexamined independent claim 22 of the '872 patent also contains significant amendments from its predecessor. While the original claim was directed to "[a] method of transplanting neural stem cell progeny to a host comprising (a) obtaining an in vitro cell culture comprising mammalian neural stem cells," the reexamined claim now reads: "A method of transplanting neural stem cell progeny to a human host comprising: (a) obtaining an in vitro cell culture of undifferentiated, non-immortalized human neural cells, not treated with serum in vitro enriched in human CNS multipotent neural stem cells compared to primary tissue, wherein one of more neural stem cells in the culture . . . ." (*See* Exhibit A at 4-5 (amendments underlined.))

Likewise, every claim of all the asserted patents-in-suit have been similarly substantively amended. (*See* Exhibits C, E, and F.) Therefore, by lifting the stay and allowing this case to proceed, the Court will be able to streamline the issues and dispose of StemCells' claims for past damages based on the new amended claims.

ii. NeuralStem Has Intervening Rights

This Court will be also able to dispose of StemCells' remaining claims for any present or future damages and injunctive relief because Neuralstem has acquired absolute and equitable intervening rights in any alleged "invention" of the patents-in-suit.[2] An accused infringer has the absolute right to use or sell a product that was made, used, or purchased before the grant of the reexamined patent if the claims of the reexamined patent are not identical to the original claims. 35 U.S.C. §§ 252, 307; *BIC Leisure Prods. v. Windsurfing Int'l*, 1 F.3d 1214, 1220-1221 (Fed. Cir. 1993). ***This right is absolute.*** *BIC Leisure*, 1 F.3d at 1221. Moreover, the doctrine of "equitable" intervening rights is broader and permits

[2] Neuralstem uses a unique and patented technology invented by its founder, Karl Johe Ph.D, and does not believe its technology infringes any of the patents-in-suit and further maintains that each of the patents-in-suit is invalid. However, because StemCells has modified the claims in the patents-in-suit so extensively, a resolution of non-infringement and validity is unnecessary.

the continued manufacture, use, or sale of additional products covered by the reexamined patent when the defendant made, purchased, or used identical products, or made substantial preparations to make, use, or sell identical products, before the reexamined patent issues. *Id*.

Because Neuralstem's present research activities began years ago and/or are based on its stem cell product lines and methods it developed years ago, it has intervening rights in any alleged "invention" of the new claims of the reexamined patents-in-suit.

iii. NeuralStem's Activities Are Statutorily Protected

Moreover, even if Neuralstem did not have intervening rights in the newly-minted claims of the reexamined patents-in-suit, this Court can dismiss all of StemCells' claims as statutorily protected activities exempt from infringement under 35 U.S.C. § 271(e)(1). Prior to the stay of the proceedings, Neuralstem filed a motion to dismiss or, in the alternative, for summary judgment because StemCells has failed to identify any commercial conduct that gives rise to patent infringement liability. (*See* Dkt. Nos. 27, 28.) This Court has yet to rule on the motion as discovery related to the motion was also stayed.

35 U.S.C. § 271(e)(1) states unequivocally that it is ***not*** an act of patent infringement to make, use or sell a "patented invention" "solely for uses reasonably related to the development and submission of information" to the United States Food and Drug Administration ("FDA"). 35 U.S.C. § 271(e)(1) West (2005). In *Merck KGaA v. Integra Lifesciences I, Ltd.*, the Supreme Court created an extremely broad safe harbor exemption, holding that "the use of patented compounds in preclinical studies is protected under 35 U.S.C. § 271(e)(1) as long as there is a ***reasonable basis*** for believing that the experiments will produce 'the types of information that are relevant to an IND or NDA.'" 125 S.Ct. 2372, 2383-84 (2005) (emphasis added).

Because all of Neuralstem's current activities unquestionably relate to obtaining clinical approval for therapeutic treatments of disease, they are by definition "reasonably related to the development and submission of information" to the FDA and are exempt from infringement liability. Therefore, Neuralstem's pending motion to dismiss will also dispose of all of StemCells' claims for infringement liability for Neuralstem's current research activities.

CONCLUSION

For the foregoing reasons, Neuralstem respectfully requests this Court re-open the present litigation and lift the stay, allowing Neuralstem to file motions for summary judgment that will dispose of all of StemCells' claims.[3]

BELL, BOYD & LLOYD LLP

/s/ Sanjay K. Murthy

Michael T. Murphy Bar # 11357
Mmurphy@bellboyd.com
Jeffrey J. Howell
D. Md Bar #16229
Jhowell@bellboyd.com
1615 L Street, N.W.
Suite 1200
Washington, DC 20036
(202) 466-6300 (tel)
(202) 463-0678 (fax)

Of Counsel

Alan L. Barry (*pro hac vice*)
abarry@bellboyd.com

[3] Neuralstem acknowledges that the agreed motion and order to stay this case pending reexamination of StemCells' patents-in-suit only grant StemCells the ability to move this Court to lift the stay. (Dkt. Nos. 69, 70.) However, Neuralstem is compelled to re-institute this litigation because of incorrect public statements made by StemCells' CEO that the "action by the PTO, [] ***preserves intact*** the basis of our infringement action against Neuralstem." (Exhibit G.) (emphasis added).

Michael J. Abernathy (*pro hac vice*)
mabernathy@bellboyd.com
Sanjay K. Murthy (*pro hac vice*)
smurthy@bellboyd.com
Brian J. Arnold (*pro hac vice*)
barnold@bellboyd.com
BELL, BOYD & LLOYD LLP
70 West Madison
Suite 3100
Chicago, IL 60602
(312) 372-1121
(312) 827-8000

Attorneys for Defendant
Dated: May 6, 2008

CERTIFICATE OF SERVICE

I hereby certify that this document filed through the ECF system will be sent electronically to the registered participants as identified on the Notice of Electronic Filing (NEF) and paper copies will be sent to those indicated as non-registered participants on May 6, 2008.

/s/ Sanjay K. Murthy
Sanjay K. Murthy